UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________________

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 17, 2018

______________________

LED LIGHTING COMPANY

(Exact name of registrant as specified in its charter)

DELAWARE	000-54146	46-3457679
(State or other jurisdiction of	Commission file number	(IRS Employer
incorporation or organization)		Identification No.)

405 East D Street, Suite G

Petaluma, California 94952

(Address of principal executive offices)

(415) 819-1157

(Registrant’s telephone number)

______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGE’S IN REGISTRANT’S CERTIFYING ACCOUNTANT

Dismissal of Previous Independent Registered Public Accounting Firm

Effective as of August 17, 2018, the Board of Directors of LED Lighting Company (the “Company”) determined to dismiss Anton & Chia, LLP (“Anton & Chia”) as the Company’s independent registered public accounting firm.

During the Company’s most recent fiscal years ending December 31, 2016 and December 31, 2017, the subsequent interim periods thereto, and through August 17, 2018, there were no disagreements (as defined in Item 304 of Regulation S-K) with Anton & Chia on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Anton & Chia, would have caused it to make reference in connection with its opinion to the subject matter of the disagreement.  During the Company’s most recent fiscal years ending December 31, 2016 and December 31, 2017, the subsequent interim periods thereto, and through August 17, 2018, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Company provided Anton & Chia with a copy of this disclosure and requested that Anton & Chia furnish the Company with a letter addressed to the Securities and Exchange Commission (the “SEC”) stating whether it agrees with the statements made by us herein in response to Item 304(a) of Regulation S-K and, if not, stating the respect in which Anton & Chia does not agree. A copy of Anton & Chia’s letter to the SEC will be filed as an amendment to this report at such time as a copy of the letter is received by the Company.

Engagement of New Independent Registered Public Accounting Firm

On August 17, 2018, the Company engaged Raul Carrega, CPA (“Carrega”) as the Company’s independent registered public accounting firm.

During the Company’s most recent fiscal years ending December 31, 2016 and December 31, 2017, the subsequent interim periods thereto, and through August 17, 2018, neither the Company nor anyone acting on its behalf consulted Carrega with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that Carrega concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issues; or (ii) any matter that was the subject of a disagreement or a reportable event set forth in Item 304(a)(1)(iv) and (v),  respectively, of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

 LED LIGHTING COMPANY

Dated:  August 22, 2018By: /s/ Kevin Kearney

 Kevin Kearney

Chief Executive Officer